SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                                 August 3, 1998


                                  MID AM, INC.
             (Exact name of registrant as specified in its charter)



            Ohio                      0-10585                 34-1580978
(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)                File Number)         Identification No.)


      221 South Church Street
         Bowling Green, Ohio                                     43402
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (419) 327-6300



                                       N/A
          (Former name or former address, if changed since last report)












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Item  5.   Other Events

     On July 13, 1998 Mid Am, Inc. (the "Registrant") reported second quarter 1998 earnings. Attached hereto as Exhibit 1 is a copy of the Registrant's press release dated July 13, 1998.



Item  7.   Exhibits

99.1      Text of Press Release, dated July 13, 1998, issued by Mid Am, Inc.









































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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MID AM, INC.


                                 By: /s/ Dennis L. Nemec
                                         ---------------
                                 Name:   Dennis L. Nemec
                                 Title:  Executive Vice President and
                                           Chief Financial Officer


Date: August 3, 1998

































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